--------------------------------------------------------------------------------
                               50TH ANNUAL REPORT





--------------------------------------------------------------------------------


                                    SELIGMAN
                                     INCOME
                                   FUND, INC.


--------------------------------------------------------------------------------


                                December 31, 1996


                                 [Logo Omitted]

--------------------------------------------------------------------------------
                                 AN INCOME FUND
                               ESTABLISHED IN 1947





                        SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF

                                 [Logo Omitted]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.




                                                                     EQIN2 12/96

================================================================================
SELIGMAN INCOME FUND, INC.
--------------------------------------------------------------------------------

     A mutual fund that seeks to provide shareholders with high current income consistent with prudent risk of capital, and with the possibility of improvement in income and capital value over the longer term.

HIGHLIGHTS OF 1996
----------------------------------------------------------------------------------------------------------------------

                                                                  DECEMBER 31, 1996                DECEMBER 31, 1995
                                                            -----------------------------         --------------------
                                                           CLASS A    CLASS B*     CLASS D         CLASS A     CLASS D
----------------------------------------------------------------------------------------------------------------------
Net Assets (in thousands).............................    $296,291      $2,961     $81,957        $318,307     $86,701
----------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share.............................      $14.97      $14.95      $14.95          $14.63      $14.60
 With June 1996 Gain Distribution
  Taken in Shares.....................................       15.06       15.04       15.04              --          --
 Increase in Net Asset Value with Gain
  Distributions Taken in Shares (1) ..................       2.94%       4.23%       3.02%              --          --
----------------------------------------------------------------------------------------------------------------------
Dividends Paid per Share..............................      $0.730      $0.461      $0.611         $  0.78     $  0.65
 With December 1995 and June 1996 Gain
  Distributions Taken in Shares.......................       0.746       0.463       0.625              --          --
----------------------------------------------------------------------------------------------------------------------
Distribution of Realized Gain per Share...............       0.087       0.087       0.087          $0.276      $0.276
----------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of
 Average Net Assets...................................     $0.0114     $0.0189(2)  $0.0190         $0.0100     $0.0179
----------------------------------------------------------------------------------------------------------------------


 *  From April 22, 1996 (commencement of operations).
(1) Excluding effect of dividends paid.
(2) Annualized.

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

     Seligman Income Fund had a successful year in 1996. It maintained a dividend yield that was more than twice that of the Standard & Poor's 500 Composite Stock Price Index and increased the portfolio's capital value by investing in carefully selected bonds and stocks for income and growth. The Fund's investment results begin on page 6.

     In 1996, the performance of the fixed-income markets was mixed. In the first two quarters of the year, the markets were hindered by persistent concerns that the economy's unexpected vigor would produce higher levels of inflation. Performance improved in the last two quarters of the year, as low levels of inflation prevailed despite continued economic growth. The yield on the benchmark 30-year Treasury bond reflected the changing perceptions of inflationary pressure, rising from 5.95% on December 31, 1995, to 6.87% on June 30, 1996, and ending the year slightly lower at 6.64%. Further, the Ibbotson Long-term Government Bond Index had a lackluster total return of -0.93% for the year.

     During 1996, a constructive economic environment supported strong corporate earnings in most industries. The increased competitiveness of US industry and the low inflation environment provided strong fundamental support to higher equity prices, and improved results in the fixed-income markets, particularly in the last half of the year.

     Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. Looking ahead, the environment for the US financial markets remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the financial markets and your Fund.

     On a final note, the volatility witnessed in the financial markets in 1996 is not unusual in the challenging world of investing. Because it is time, not timing, that counts, we believe the best investment strategy is long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, and can provide the insight and support needed to weather the day-to-day uncertainty that accompanies investing.

     A discussion with your Portfolio Managers and the Fund's portfolio of investments follow this letter.

     We thank you for your continued interest in Seligman Income Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman


                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President


January 31, 1997

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------


The following is a discussion with your Portfolio Managers regarding Seligman Income Fund, and a chart and table comparing your Fund's performance to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Lehman Brothers Aggregate Bond Index, and the Lipper Income Funds Average.



YOUR PORTFOLIO MANAGERS


-----------------------


        [Photo]


-----------------------

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT) RODNEY COLLINS (CO-PORTFOLIO MANAGER), MARGARET DOYLE, JONATHAN ROTH, ODETTE GALLI, (SEATED) MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), CHARLES C. SMITH, JR. (CO-PORTFOLIO MANAGER), AMY FUJII

CHARLES C. SMITH, JR. is a Managing Director of J. & W. Seligman & Co. Incorporated and has been Portfolio Manager and Vice President of Seligman Income Fund since December 1991. Mr. Smith is also Vice President and Portfolio Manager of Seligman Common Stock Fund and Tri-Continental Corporation. Additionally, he is Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock and Seligman Income Portfolios. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He was promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994. RODNEY COLLINS, Vice President of J. & W. Seligman & Co. Incorporated, was named Co-Portfolio Manager of Seligman Income Fund in 1996. Mr. Collins joined Seligman in 1992 as an investment associate in the Seligman Growth and Income Team. Messrs. Smith and Collins are supported by a group of investment professionals dedicated to the income and growth investment discipline, and to the objectives of Seligman Income Fund.

IAIN C. CLARK, Chief Investment Officer of Seligman Henderson Co., Seligman Income Fund's Subadviser, is responsible for the international investment activities of the Fund. Mr. Clark is also head of International Investments for, and a Director of, Henderson plc, an investment manager in London, England. He has been with Henderson since 1985.

HOW DID SELIGMAN INCOME FUND PERFORM IN THE LAST 12 MONTHS?
"Seligman Income Fund's blended weighting of equity and fixed-income holdings produced a total return of 8.22% based on the net asset value of Class A shares for the year ended December 31, 1996, which outperformed the 3.63% total return of the Lehman Brothers Aggregate Bond Index, but lagged the 10.76% total return of the Lipper Income Funds Average, as measured by Lipper Analytical Services. Due to the composition of its portfolio, the Fund lagged the all-equity S&P 500, but maintained a dividend yield that was more than twice that of the S&P 500."

WHICH FACTORS AFFECTED THE FUND'S PERFORMANCE IN 1996?
"In the first half of 1996, a stronger-than-expected rate of economic growth provoked fears of inflationary pressure, which pushed interest rates higher. This caused the fixed-income portion of the portfolio to experience pricing pressure. However, the economic picture became more clear as moderate growth prevailed and inflation did not noticeably increase. By the third quarter, concerns about the rate of inflation had subsided, and interest rates declined through the balance of the year. As a result, bond market performance improved in the second half of 1996.

================================================================================
ANNUAL PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

     "In the equity markets, the appreciation of a small number of the largest companies pushed major indices such as the S&P 500 to record highs. These advances were due to the health of the economy, continued corporate profitability, and increased mutual fund inflows. Overall, the Fund benefited from the improving interest rate environment in the second half of the year, and the strength of the equity markets throughout the year."

WHAT WAS YOUR INVESTMENT STRATEGY?
"In the last 12 months, a bottom-up approach to investing was followed, focusing on identifying value in the markets. In the fixed-income portion of the portfolio, bonds of slightly longer maturities were purchased in the first half of the year to take advantage of any reduction in interest rates in the second half of the year. The investment strategy focused on purchasing corporate bonds with improving credit fundamentals such as strong cash flow and debt reduction. The Fund's holdings were also concentrated in high-quality US Government securities to provide solid yield and stability.

     "Further, the asset class weightings in the Fund were strategically modified. The yield was maintained while the portfolio's overall volatility, as measured by the beta of the portfolio, was reduced. Beta measures the volatility of an investment, as compared to that of the overall market (represented by the S&P 500). At December 31, the portfolio was overweighted, in historical terms, in fixed-income securities, and the weighting in convertible stocks had been reduced to historically low levels. The portfolio's exposure to convertible stocks was also reduced due to the poor quality of new convertible offerings brought to market, which had high premiums and inadequate yields."

WHICH SECTORS MOST AFFECTED THE FUND'S PERFORMANCE?
"In the fixed-income portion of the portfolio, banking and financial service corporate bonds did very well. Otherwise, credit card companies such as Capital One Bank and First USA Bank had a strong year, and should continue to do so in the future. In the energy sector, Oryx Energy and Tosco were the strongest performers, and profits were taken. In retail, the business outlook for Federated Department Stores improved, and the stock provided a competitive yield.

"In the equity portion of the portfolio, we concentrated on energy and financial issues. Both sectors had good performances in the last two quarters of 1996 as interest rates declined and the equity markets posted strong gains. The strongest stocks in energy included Atlantic Richfield and Shell Transport and Trading, and the gains of Citicorp dramatically improved the performance of the Fund's financial sector. However, the convertible markets did not keep pace with the impressive advances of the equity markets in 1996."

WHAT IS THE OUTLOOK?
"Currently, we are reexamining the relative attractiveness versus risk of each asset class in the portfolio. In 1997, we will look to increase the Fund's exposure to domestic common stocks and corporate bonds, while reducing exposure to convertible stocks and bonds. We will focus on maintaining the Fund's yield and low level of risk while remaining fully invested to take advantage of the strong equity markets. As we believe that we are entering a period of moderate economic growth, the portfolio has been repositioned to take advantage of possible declines in interest rates."

================================================================================
SELIGMAN INCOME FUND, INC.
--------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS


                                              PERCENT
                                              OF TOTAL
                                            DECEMBER 31,
                                         ---------------
                                           1996     1995
--------------------------------------------------------
US GOVERNMENT AND GOVERNMENT
--------------------------------------------------------
  AGENCY SECURITIES ...................    12.0     10.6
Corporate Bonds........................    28.7     35.5
Convertible Bonds......................    19.3     19.5
Convertible Preferred Stocks...........    16.1     14.4
Asset-Backed Securities................     3.7       --
--------------------------------------------------------
TOTAL CORPORATE FIXED INCOME ..........    67.8     69.4
--------------------------------------------------------
COMMON STOCKS .........................    19.3     15.4
--------------------------------------------------------
NET CASH AND SHORT-TERM
 HOLDINGS .............................     0.9      4.6
--------------------------------------------------------
TOTAL .................................   100.0    100.0
--------------------------------------------------------







DIVERSIFICATION OF NET ASSETS BY
INDUSTRY

                                              PERCENT
                                              OF TOTAL
                                            DECEMBER 31,
                                         ---------------
                                           1996     1995
--------------------------------------------------------
Automotive.............................     0.4      2.3
Banking and Finance....................    20.6     18.4
Broadcasting...........................      --      1.2
Chemicals..............................     0.6      3.9
Commercial Services....................      --      1.0
Computer and Business Services.........      --      0.9
Consumer Goods and Services............     2.4      3.2
Diversified............................     0.6      0.8
Drugs and Health Care..................     1.7      0.9
Electric Utilities.....................     7.6      5.4
Electronics............................     0.6       --
Energy ................................     8.8     10.1
Environmental Services.................     1.8      0.6
Food...................................      --      1.6
Insurance..............................     8.1      8.2
Machinery..............................     2.3      0.9
Media..................................     4.7       --
Office Equipment.......................     0.6       --
Paper..................................     2.3      0.9
Publishing.............................      --      1.4
Retailing..............................     5.8      3.4
Shipbuilding...........................     0.4       --
Steel..................................     0.8      0.8
Technology.............................     5.2      4.0
Transportation.........................     3.6      3.9
Utilities/Telecommunications...........     5.0      6.2
Miscellaneous..........................     3.2      4.8
--------------------------------------------------------
TOTAL CORPORATE FIXED INCOME
 SECURITIES AND COMMON STOCKS .........    87.1     84.8
--------------------------------------------------------
US GOVERNMENT AND GOVERNMENT
 AGENCY SECURITIES ....................    12.0     10.6
--------------------------------------------------------
NET CASH AND SHORT-TERM
 HOLDINGS .............................     0.9      4.6
--------------------------------------------------------
TOTAL .................................   100.0    100.0
--------------------------------------------------------

================================================================================
PERFORMANCE  COMPARISON  CHART                                DECEMBER 31, 1996
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Income Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Lehman Brothers Aggregate Bond Index (Lehman Index), and the Lipper Income Funds Average (Lipper Income Average) for the same period. The performances of Seligman Income Fund Class B and D shares are not shown in this chart, but are included in the table on page 7. It is important to keep in mind that the S&P 500 and the Lehman Index exclude the effects of any fees or sales charges, and the Lipper Income Average excludes the effect of sales charges.

[The following table represents points that appear on the line chart in the printed version]


                         SELIGM INCOME FUND - CLASS A


              With        Without                               Lipper
             Sales        Sales                      Lehman     Income
             Charge       Charge      S&P 500        Index      Average
             ------       ------      -------        -----      -------
12/31/86 ..  9,525.16    10,000.01    10,000.00    10,000.00    10,000.00
             9,842.06    10,332.70    12,135.00    10,166.00    10,767.22
             9,581.59    10,059.24    12,744.18     9,984.03    10,718.00
             9,404.69     9,873.53    13,585.29     9,711.46    10,776.62
12/31/87 ..  9,144.35     9,600.21    10,524.53    10,275.70    10,009.25
             9,661.16    10,142.78    11,123.37    10,662.07    10,600.61
             9,968.66    10,465.61    11,864.19    10,787.88    10,943.68
            10,049.77    10,550.77    11,904.53    11,002.56    11,104.52
12/31/88 .. 10,107.24    10,611.10    12,272.38    11,086.18    11,241.00
            10,452.98    10,974.08    13,142.49    11,212.56    11,660.68
            11,156.57    11,712.75    14,302.97    12,106.20    12,355.74
            11,374.07    11,941.08    15,834.82    12,243.00    12,876.51
12/31/89 .. 11,634.07    12,214.04    16,161.01    12,698.44    13,049.86
            11,540.56    12,115.85    15,674.57    12,596.85    12,820.19
            11,607.43    12,186.06    16,660.50    13,057.90    13,187.92
            10,357.86    10,874.19    14,371.35    13,170.20    12,368.68
12/31/90 .. 10,668.09    11,199.89    15,659.02    13,836.61    12,972.49
            11,839.72    12,429.93    17,934.27    14,224.03    14,108.29
            12,205.89    12,814.34    17,893.03    14,454.46    14,291.65
            13,277.86    13,939.75    18,850.30    15,275.48    15,313.97
12/31/91 .. 13,881.65    14,573.63    20,429.96    16,049.94    16,138.27
            14,594.65    15,322.18    19,913.08    15,844.50    16,231.40
            15,163.69    15,919.59    20,291.43    16,484.62    16,686.29
            15,857.38    16,647.86    20,930.61    17,193.46    17,314.81
12/31/92 .. 16,316.40    17,129.78    21,983.42    17,239.88    17,706.57
            17,377.64    18,243.92    22,944.09    17,951.89    18,681.76
            17,814.12    18,702.15    23,056.52    18,427.61    19,106.01
            18,439.63    19,358.84    23,651.38    18,908.58    19,746.32
12/31/93 .. 18,923.25    19,866.58    24,200.09    18,919.92    19,932.72
            18,166.00    19,071.57    23,282.91    18,376.92    19,256.60
            17,873.88    18,764.88    23,380.69    18,187.64    19,168.54
            18,233.57    19,142.50    24,524.01    18,298.58    19,642.94
12/31/94 .. 17,895.66    18,787.75    24,519.11    18,368.12    19,329.78
            18,858.11    19,798.17    26,907.27    19,293.87    20,468.15
            20,235.84    21,244.59    29,476.91    20,468.87    21,733.33
            21,054.51    22,104.06    31,820.32    20,870.05    22,823.62
12/31/95 .. 21,582.45    22,658.33    33,735.91    21,759.12    23,821.28
            21,686.08    22,767.13    35,547.53    21,373.98    24,310.71
            21,998.87    23,095.51    37,140.06    21,495.81    24,733.59
            22,305.61    23,417.56    38,287.68    21,893.49    25,217.00
12/31/96 .. 23,356.28    24,520.61    41,480.88    22,550.29    26,385.56


     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN INCOME FUND, INC.
--------------------------------------------------------------------------------



INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996


                                                                               AVERAGE ANNUAL
                                                              ----------------------------------------------------

                                  CLASS B                                                                CLASS D
                                  SINCE                                                                   SINCE
                                 INCEPTION       THREE          ONE           FIVE           10         INCEPTION
                                  4/22/96       MONTHS         YEAR           YEARS         YEARS        5/3/93
                                 ---------     --------       ------         -------       -------    ------------
CLASS A
With Sales Charge                   n/a         (0.25)%         3.08%         9.89%         8.85%          n/a
Without Sales Charge                n/a          4.71           8.22         10.97          9.38           n/a
CLASS B
With 5% CDSL                       2.58%        (0.41)           n/a           n/a           n/a           n/a
Without CDSL                       7.58          4.59            n/a           n/a           n/a           n/a
CLASS D
With 1% CDSL                        n/a          3.59           6.43           n/a           n/a           n/a
Without CDSL                        n/a          4.59           7.43           n/a           n/a          7.48%
S&P 500**                         15.00+         8.34          22.96         15.22         15.27         18.29++
LEHMAN INDEX**                     6.10+         3.00           3.63          7.04          8.47          6.22++
LIPPER INCOME AVERAGE**            8.03+         4.63          10.76         10.32         10.18          9.89++



NET ASSET VALUE
                    DECEMBER 31, 1996      SEPTEMBER 30, 1996      JUNE 30, 1996      MARCH 31, 1996        DECEMBER 31, 1995
                  --------------------    -------------------     --------------     ----------------      -------------------
Class A                 $14.97                  $14.48                $14.46              $14.52              $14.63
CLASS B                  14.95                   14.45                 14.43               14.43+++              n/a
CLASS D                  14.95                   14.45                 14.43               14.49               14.60


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                               CAPITAL GAIN
                                                             ---------------------------------------------------
                                      DIVIDEND PAID             PAID             REALIZED          UNREALIZEDo
                                   ------------------        -----------       ------------      ---------------
CLASS A                                   $0.730              $0.087              $0.223             $1.253
CLASS B                                    0.461***            0.087               0.223              1.253
CLASS D                                    0.611               0.087               0.223              1.253


The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

----------
  * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The S&P 500, the Lehman Index, and the Lipper Income Average are unmanaged benchmarks that assume investment of dividends. The S&P 500 and the Lehman Index do not reflect fees and sales charges, and the Lipper Income Average does not reflect sales charges. The monthly performance of the Lipper Income Average is used in the Performance Comparison Chart and Investment Results per Share. Investors may not invest directly in an index or an average.
*** For the period April 22, 1996, to December 31, 1996.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
  o Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

================================================================================
SELIGMAN INCOME FUND, INC.
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1996
DIVIDEND AND GAIN DISTRIBUTIONS
FOR TAXABLE ACCOUNTS

The quarterly dividends paid to Class A, B, and D shareholders in 1996 are taxable as ordinary income for federal tax purposes. It makes no difference whether you received them in cash or in shares. Under the Internal Revenue Code, 23% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for this distribution, corporate shareholders must have held the Fund's shares for at least 46 days.

     A distribution of $0.087 per share, consisting of $0.065 from net long-term and $0.022 from net short-term gain realized on investments during the period November 1, 1995, to December 31, 1995, was paid on June 26, 1996, to Class A, B, and D shareholders. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1996 as a long-term gain from the sale of capital assets, no matter how long your shares may have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

     If the gain distribution was paid in shares, the per share cost basis for federal income tax purposes was $14.33 for Class A shares and $14.30 for Class B and D shares.

     A year-end statement of account showing activity for 1996, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the dividends and the distribution on investments paid to the shareholder during the year.

================================================================================
SELIGMAN INCOME FUND, INC.
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES
DURING PAST THREE MONTHS

                                                     PRINCIPAL AMOUNT
                                               ----------------------------
                                                                 HOLDINGS
ADDITIONS                                       INCREASE         12/31/96
-----------                                    -----------     ------------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES
US Treasury Bonds 7 7/8%,
 2/15/2021 .............................      $ 5,000,000      $ 5,000,000
US Treasury Notes 6 1/4%,
 10/31/2001 ............................       10,000,000       10,000,000
Corporate Bonds
Barnett Capital Trust 8.06%,
  12/1/2026 ............................        5,000,000        5,000,000
Enersis 7.40%, 12/1/2016 ...............        5,000,000        5,000,000
James River, 6.70%,
  11/15/2003 ...........................        5,000,000        5,000,000
Oryx Energy 8 3/8%,
  7/15/2004 ............................        5,000,000        5,000,000
Woolworth  7%, 6/1/2000 ................        5,000,000        5,000,000
ASSET-BACKED SECURITIES
Money Store Home
  Equity Trust 1996-D
   6.83%, 6/15/2021 ....................        5,000,000        5,000,000
Saxon Asset Securities
  Trust 1996, 6 3/4%,
  9/25/2022 ............................        5,000,000        5,000,000
UCFC 1996-D 6.918%,
  10/15/2018 ...........................        4,000,000        4,000,000



                                                     PRINCIPAL AMOUNT
                                                         OR SHARES
                                               ----------------------------
                                                                 HOLDINGS
REDUCTIONS                                       DECREASE        12/31/96
-----------                                    -----------     ------------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES
US Treasury Notes 5 3/4%,
 10/31/2000 ............................       $6,000,000               --
Government National
  Mortgage Association
  Obligations 10%, with
  various maturities from
  1/15/2018 to 8/15/2021 ...............        7,617,512               --
CORPORATE BONDS
Alco Capital 5.435%,
  2/22/1999 ............................        5,000,000               --
Continental Cablevision,
  8.30%, 5/15/2006 .....................        5,000,000               --
Equitable Companies, 9%,
  12/15/2004 ...........................        5,000,000               --
Key Bank Oregon, 7 3/8%,
  9/15/2008 ............................        5,000,000               --
Oryx Energy, 8%,
  10/15/2003 ...........................        5,000,000               --
Time Warner 9 1/8%,
  1/15/2013 ............................        5,000,000               --
CONVERTIBLE PREFERRED STOCKS
Ceredian, 5 1/2% .......................           40,000 shs.          --
ASSET-BACKED SECURITIES
Advanta Mortgage Loan Trust
 1996-2 7.44%, 8/25/2018 ...............       $5,000,000               --

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1996


SECURITY                                         VALUE
-----------                                   -----------
Federal National Mortgage Association
  7 1/2%, 11/01/2026....................      $21,692,672
US Treasury Notes
  6 1/4%, 10/31/2001....................       10,009,380
Carlton Communications
  7 1/2%, 8/14/2007.....................        7,961,174
US Treasury Bonds
  7 7/8%, 2/15/2021.....................        5,650,005
General Signal
  5 3/4%, 6/1/2002......................        5,456,250
AEGON N.V. 8%,
  8/15/2006.............................        5,325,335
United Companies Financial
  9.35%, 11/11/1999.....................        5,270,295
Midland Bank 7.65%, 5/1/2025............        5,254,020
Federated Department Stores
  8 1/2%, 6/15/2003.....................        5,202,870
Capital One Bank 8 1/8%,
  3/1/2000..............................        5,195,430

================================================================================
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------



                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                ----------        -------

US GOVERNMENT AND
   GOVERNMENT AGENCY
   SECURITIES   12.0%
US Treasury Bonds
   7 7/8%, 2/15/2021 ...................     $  5,000,000     $  5,650,005
US Treasury Notes
   6 1/4%, 10/31/2001 ..................       10,000,000       10,009,380
MORTGAGE-BACKED SECURITIES:++
Federal National Mortgage
   Association 7 1/2%, 11/1/2026 .......       21,672,342       21,692,672
Government National Mortgage
   Association Obligations 7 1/2%,
   with various maturities from
   1/15/2023 to 12/15/2024 .............        8,294,529        8,310,082
                                                              ------------
TOTAL US GOVERNMENT
   AND GOVERNMENT
   AGENCY SECURITIES
  (Cost  $44,839,274) .......                                   45,662,139
                                                              ------------
CORPORATE BONDS   28.7%
BANKING AND FINANCE   11.4%
American Savings Bank 6 5/8%,
   2/15/2006+ ..........................        5,000,000        4,788,600
Bank of Boston Capital 8 1/4%,
   12/1/2026+ ..........................        3,000,000        3,067,800
Barnett Capital Trust 8.06%,
   12/1/2026+ ..........................        5,000,000        5,050,800
CAF 7 3/8%, 7/21/2000 ..................        5,000,000        5,131,465
Capital One Bank 8 1/8%, 3/1/2000 ......        5,000,000        5,195,430
First USA Bank 5.85%,
   2/22/2001 ...........................        5,000,000        4,828,460
Franchise Finance 7%,
   11/30/2000 ..........................        5,000,000        5,005,595
Midland Bank 7.65%, 5/1/2025 ...........        5,000,000        5,254,020
United Companies Financial
   9.35%, 11/1/1999 ....................        5,000,000        5,270,295
                                                              ------------
                                                                43,592,465
                                                              ------------

ELECTRIC UTILITIES   2.6%
Empresa Electrica Guacolda
   7.60%, 4/30/2001+ ...................        5,000,000        5,086,300
Enersis 7.40%, 12/1/2016 ...............        5,000,000        4,847,955
                                                              ------------
                                                                 9,934,255
                                                              ------------
ENERGY   1.4%
Oryx Energy 8 3/8%, 7/15/2004 ..........        5,000,000        5,195,155
                                                              ------------
DRUGS AND
   HEALTH CARE   0.8%
Allegiance 7%, 10/15/2026 ..............        3,000,000        3,025,245
                                                              -------------
INSURANCE   1.4%
AEGON N.V. 8%, 8/15/2006 ...............        5,000,000        5,325,335
                                                              -------------
MACHINERY   1.3%
Anixter 8%, 9/15/2003 ..................        5,000,000        5,091,105
                                                              -------------
MEDIA   2.6%
News America Holdings
   7.43%, 10/1/2026 ....................        5,000,000        5,064,740
Viacom 7 3/4%, 6/1/2005 ................        5,000,000        4,903,925
                                                              ------------
                                                                 9,968,665
                                                              ------------
PAPER   1.3%
James River 6.70%, 11/15/2003 ..........        5,000,000        4,898,800
                                                              ------------
RETAILING   3.2%
Federated Department Stores
   8 1/2%, 6/15/2003 ...................        5,000,000        5,202,870
Kohl's 7 3/8%, 10/15/2011 ..............        1,800,000        1,804,383
Woolworth 7%, 6/1/2000 .................        5,000,000        5,037,885
                                                              ------------
                                                                12,045,138
                                                              ------------
SHIPBUILDING   0.4%
Newport News Shipbuilding
   8 5/8%, 12/1/2006+ ..................        1,300,000        1,335,750
                                                              ------------
TECHNOLOGY   1.0%
Solectron 7 3/8%, 3/1/2006+ ............        4,000,000        3,971,612
                                                              ------------
UTILITIES/
   TELECOMMUNICATIONS   1.3%
Tele Communications
   6.275%, 9/15/2003 ...................        5,000,000        5,023,635
                                                              ------------
TOTAL CORPORATE BONDS
 (Cost $107,893,193) ...................                       109,407,160
                                                              ------------

CONVERTIBLE BONDS   19.3%
CONSUMER GOODS AND
   SERVICES   0.5%
Bell Sports  4 1/4%, 11/15/2000 ........        2,500,000        1,937,500
                                                              ------------
DIVERSIFIED   0.6%
MascoTech 4 1/2%, 12/15/2003 ...........        2,750,000        2,234,375
                                                              ------------
----------
See footnotes on page 13.

================================================================================
                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT           VALUE
                                                ----------        -------

DRUGS AND HEALTH CARE   0.9%
Ciba-Geigy 6 1/4%, 3/15/2016+ ..........       $2,000,000       $2,010,000
Greenery Rehabilitation Group
   8 3/4%, 4/1/2015 ....................        2,000,000        1,547,500
                                                              ------------
                                                                 3,557,500
                                                              ------------
ELECTRONICS   0.6%
Cirrus Logic 6%, 12/15/2003+ ...........          375,000          343,594
Park Electrochemical 5 1/2%,
   3/1/2006 ............................        2,000,000        1,760,000
                                                              ------------
                                                                 2,103,594
                                                              ------------
ENERGY  1.8%
Apache 6%, 1/15/2002+ ..................        3,000,000        3,821,250
Santa Fe Pipelines
   11.162%, 8/15/2010 ..................        2,500,000        3,112,500
                                                              ------------
                                                                 6,933,750
                                                              ------------
ENVIRONMENTAL
   SERVICES   1.0%
Molton Metals 5 1/2%, 5/1/2006+ ........        3,000,000        2,085,000
OHM 8%, 10/1/2006 ......................        2,000,000        1,855,000
                                                              ------------
                                                                 3,940,000
                                                              ------------
INSURANCE   1.9%
Leucadia National
   5 1/4%, 2/1/2003 ....................        3,000,000        3,142,500
LibLife International (UK)
   6 1/2%, 9/30/2004 ...................          750,000          858,281
Trenwick Group
   6%, 12/15/1999 ......................        3,000,000        3,161,250
                                                              ------------
                                                                 7,162,031
                                                              ------------
MACHINERY   1.0%
Cooper Industries
   7.05%, 1/1/2015 .....................        2,724,000        2,873,820
Teco Electric and Machinery
   (Taiwan) 2 3/4%, 4/15/2004 ..........        1,000,000          746,250
                                                              ------------
                                                                 3,620,070
                                                              ------------
MEDIA  2.1%
Carlton Communications (UK)
   7 1/2%, 8/14/2007 ...................        2,600,000        7,961,174
                                                              ------------
RETAILING   0.9%
CML Group 5 1/2%, 1/15/2003 ............        2,000,000        1,460,000
Proffitts 4 3/4%, 11/1/2003  ...........        2,000,000        2,005,000
                                                              ------------
                                                                 3,465,000
                                                              ------------

                                                 PRIN. AMT.
                                                 OR SHARES
                                                 ----------

TECHNOLOGY  4.2%
Bay Networks
   5 1/4%, 5/15/2003+ ..................        2,000,000        1,805,000
BroadBand Technologies
   5%, 5/15/2001+ ......................        4,000,000        3,060,000
Cray Research 6 1/8%, 2/1/2011 .........        1,500,000        1,194,375
Data General 7 3/4%, 6/1/2001 ..........        2,000,000        2,060,000
Evans & Sutherland Computer
   6%, 3/1/2012 ........................        2,000,000        1,752,500
Platinum Technology
   6 3/4%, 11/15/2001 ..................        3,300,000        4,038,375
Xilinx 5 1/4%, 11/1/2002+ ..............        2,000,000        1,990,000
                                                              ------------
                                                                15,900,250
                                                              ------------
TRANSPORTATION   1.5%
Airborne Freight
   6 3/4%, 8/15/2001 ...................        1,750,000        1,754,375
British Airways (UK)
   9 3/4%, 6/15/2005 ...................          700,000o       2,965,525
Nippon Yusen (Japan) 2%,
   9/29/2000 ...........................      115,000,000*       1,078,868
                                                              ------------
                                                                 5,798,768
                                                              ------------

MISCELLANEOUS   2.0%
General Signal 5 3/4%, 6/1/2002 ........        5,000,000        5,456,250
TriMas 5%, 8/1/2003 ....................        2,000,000        2,200,000
                                                              ------------
                                                                 7,656,250
                                                              ------------
UTILITIES/
   TELECOMMUNICATIONS   0.3%
Network Equipment
   7 1/4%, 5/15/2014 ...................        1,470,000        1,269,712
                                                              ------------
TOTAL CONVERTIBLE BONDS
 (Cost $66,438,723)                                             73,539,974
                                                              ------------

CONVERTIBLE PREFERRED
   STOCKS   16.1%
BANKING AND FINANCE   0.9%
Ahmanson (H.F.) (Series D) 6% ..........           50,000shs.    3,487,500
                                                              ------------
CONSUMER GOODS  AND
   SERVICES   0.9%
RJR Nabisco Holdings $0.6012 ...........          500,000        3,375,000
                                                              ------------

================================================================================
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                   SHARES           VALUE
                                                   ------           -----
ENERGY   2.9%
Snyder Oil (Class A) 6% ................          150,000     $  3,637,500
Unocal 6 1/4% ..........................           55,800        3,180,600
Williams Cos. $3.50 ....................           50,000        4,400,000
                                                              ------------
                                                                11,218,100
                                                              ------------
ENVIRONMENTAL
   SERVICES   0.8%
Browning-Ferris Industries  7 1/4% .....          100,000        2,850,000
                                                              ------------
INSURANCE   3.8%
Alexander & Alexander
   (Series A) $3.625+ ..................           65,000        3,380,000
American General (Series A) $3.00 ......           50,000        2,762,500
FSA 7 5/8% .............................          137,500        4,245,313
St. Paul Capital 6% ....................           75,000        4,153,125
                                                              ------------
                                                                14,540,938
                                                              ------------
OFFICE EQUIPMENT   0.6%
Ikon Office Solutions $5.04 ............           22,500        2,148,750
                                                              ------------
PAPER   1.0%
International Paper 5 1/4%+ ............           80,000        3,660,000
                                                              ------------
RETAILING   1.2%
Kmart Financing 7 3/4% .................           75,000        3,656,250
Venture Stores $3.25 ...................           40,000          735,000
                                                              ------------
                                                                 4,391,250
                                                              ------------
STEEL   0.7%
U.S. Steel $3.25 .......................           60,000        2,662,500
                                                              ------------
TRANSPORTATION   2.1%
GATX $3.875 ............................           50,000        2,918,750
Interpool 5 3/4% .......................           20,000        2,067,500
Sea Containers $4.00 ...................           70,000        3,185,000
                                                              ------------
                                                                 8,171,250
                                                              ------------
UTILITIES/
   TELECOMMUNICATIONS   0.2%
Mobile Telecommunication
Technologies $2.25+ ....................           50,000          912,500
                                                              ------------
MISCELLANEOUS   1.0%
Corning (Delaware) 6% ..................           60,000        3,817,500
                                                              ------------
OTHER ..................................                            80,000
                                                              ------------
TOTAL CONVERTIBLE PREFERRED
   STOCKS
   (Cost $58,067,803) ..................                        61,315,288
                                                              ------------
COMMON STOCKS   19.3%
AUTOMOTIVE   0.4%
Ford Motor .............................           50,000        1,593,750
                                                              ------------
BANKING AND
   FINANCE   4.6%
Banco de Santander (Spain) .............           52,732        3,373,646
Citicorp ...............................           44,999        4,634,897
Grupo Financiera Banamex
   Accival (Class B) (Mexico)  .........          443,000          924,766
HSBC Holdings (UK) .....................           70,000        1,497,834
ING Groep (Netherlands) ................           81,433        2,930,702
National Australia Bank (ADRs)
   (Australia) .........................           60,000        3,532,500
Societe Generale (France) ..............            6,360          687,468
                                                              ------------
                                                                17,581,813
                                                              ------------
CHEMICALS   0.6%
Bayer (Germany) ........................           57,000        2,311,461
                                                              ------------
CONSUMER GOODS AND
   SERVICES  1.0%
Allied Domecq (UK) .....................          140,000        1,094,459
B.A.T. Industries (UK) .................          200,000        1,659,413
Christian Dior (France) ................            7,570        1,220,827
                                                              ------------
                                                                 3,974,699
                                                              ------------
ELECTRIC UTILITIES   5.0%
Central & South West ...................           60,100        1,540,063
Central Costanera (ADRs)+
   (Argentina) .........................           14,000          430,500
CINergy ................................          102,300        3,414,263
Empresa Nacionale de
   Electricidad (ADRs) (Spain) .........           25,000        1,750,000
Entergy ................................          100,000        2,775,000
FPL Group ..............................          100,000        4,600,000
Hong Kong Electric
   (Hong Kong) .........................          800,000        2,658,220
VEBA (Germany) .........................           30,000        1,724,026
                                                              ------------
                                                                18,892,072
                                                              ------------
ENERGY   2.7%
Atlantic Richfield .....................           20,000        2,650,000
BP Prudhoe Bay Royalty Trust ...........           80,000        1,360,000
Shell Transport and
   Trading (ADRs) (UK) .................           50,000        5,118,750
Total SA  (Class B) (France) ...........           15,396        1,251,852
                                                              ------------
                                                                10,380,602
                                                              ------------

================================================================================
                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                   SHARES           VALUE
                                                   ------           -----
INSURANCE   1.0%
AXA-UAP (France) .......................            9,736      $   619,052
GCR Holdings ...........................           57,000        1,264,688
Irish Life (UK) ........................          430,000        1,999,258
                                                              ------------
                                                                 3,882,998
                                                              ------------
RETAILING   0.5%
Tesco (UK) .............................          287,400        1,744,752
                                                              ------------
STEEL   0.1%
Pohang Iron & Steel (ADRs)
(South Korea) ..........................           15,000          303,750
                                                              ------------
UTILITIES/
   TELECOMMUNICATIONS   3.2%
Alcatel Alsthom (France) ...............           15,000        1,204,624
British Telecommunications
    (ADRs) (UK) ........................           30,000        2,058,750
Frontier ...............................          100,000        2,262,500
GTE ....................................          100,000        4,550,000
Tele Danmark (ADSs)
   (Denmark) ...........................           50,000        1,362,500
Telecom Italia-Di Risp (Italy) .........          439,000          856,021
                                                              ------------
                                                                12,294,395
                                                              ------------
MISCELLANEOUS   0.2%
Pacific Dunlop (Australia) .............          275,000          699,380
                                                              ------------
OTHER ..................................                           141,009
                                                              ------------
TOTAL COMMON STOCKS
 (Cost $54,526,929) ....................                        73,800,681
                                                              ------------

                                                PRIN. AMT.
                                                ----------
ASSET-BACKED  SECURITIES++ 3.7%
BANKING AND FINANCE 3.7%
Money Store Home Equity
Trust
   1996-D 6.83%, 6/15/2021 .............       $5,000,000     $  4,989,065
Saxon Asset Securities Trust 1996,
   6ss.%, 9/25/2022 ....................        5,000,000        4,948,437
UCFC 1996-D 6.918%, 10/15/2018 .........        4,000,000        4,005,000
                                                              ------------

TOTAL ASSET-BACKED
   SECURITIES
   (Cost $13,995,975) ..................                        13,942,502
                                                              ------------
TOTAL INVESTMENTS   99.1%
   (Cost $345,761,897) .................                       377,667,744

OTHER ASSETS LESS
   LIABILITIES   0.9% ..................                         3,541,838
                                                              ------------
NET ASSETS   100.0% ....................                      $381,209,582
                                                              ============


----------
 * Principal amount reported in Japanese yen.
 + Rule 144A security.
++ Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments. 0
 o Principal amount reported in British pounds.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
Bonds and stocks (cost $300,922,623) ........   $332,005,605
 U.S. Government and Government Agency
    securities (cost $44,839,274) ...........     45,662,139
                                                ------------
                                                                 $377,667,744
Cash ........................................                       2,871,026
Receivable for interest and dividends .......                       3,546,320
Receivable for Capital Stock sold ...........                         247,179
Investment in, and expenses prepaid to,
   shareholder service agent ................                          76,333
Other .......................................                          15,967
                                                                 ------------
TOTAL ASSETS ................................                     384,424,569
                                                                 ------------
LIABILITIES:
Payable for securities purchased                                    2,133,225
Payable for Capital Stock repurchased                                 406,169
Accrued expenses, taxes, and other                                    675,593
                                                                 ------------
TOTAL LIABILITIES ...........................                       3,214,987
                                                                 ------------
NET ASSETS ..................................                    $381,209,582
                                                                 ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value;
   500,000,000 shares authorized;
   25,468,488 shares outstanding):
 Class A ....................................                    $ 19,786,901
 Class B ....................................                         198,127
 Class D ....................................                       5,483,460
Additional paid-in capital ..................                     316,337,564
Undistributed net investment income .........                         888,857
Undistributed net realized gain .............                       6,597,078
Net unrealized appreciation of investments ..                      30,798,164
Net unrealized appreciation on translation
   of assets and liabilities
   denominated in foreign currencies ........                       1,119,431
                                                                 ------------
NET ASSETS ..................................                    $381,209,582
                                                                 ============

NET ASSET VALUE PER SHARE:
CLASS A ($296,291,342 / 19,786,901 SHARES) ..                          $14.97
                                                                       ======
CLASS B ($2,961,257 / 198,127 SHARES) .......                          $14.95
                                                                       ======
CLASS D ($81,956,983 / 5,483,460 SHARES) ....                          $14.95
                                                                       ======
----------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ......................................................        $ 17,447,959
Dividends .....................................................           6,974,878
                                                                       ------------
TOTAL INVESTMENT INCOME (net of foreign taxes
   withheld of $115,331) ....................                                                 $24,422,837

EXPENSES:
Management fee ................................................           2,342,764
Distribution and service fees .................................           1,582,035
Shareholder account services ..................................             609,073
Custody and related services ..................................             177,800
Shareholder reports and communications ........................             110,088
Registration ..................................................             108,753
Auditing and legal fees .......................................              65,650
Shareholders' meeting .........................................              33,597
Directors' fees and expenses ..................................              31,254
Miscellaneous .................................................              39,736
                                                                       ------------
TOTAL EXPENSES ................................................                                 5,100,750
                                                                                              -----------
NET INVESTMENT INCOME .........................................                                19,322,087
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ..............................           5,841,486
Net realized gain from foreign currency transactions ..........               7,433
Net change in unrealized appreciation of investments ..........           3,571,125
Net change in unrealized appreciation on translation of assets
   and liabilities denominated in foreign currencies ..........             987,448
                                                                       ------------
Net Gain on Investments and Foreign Currency Transactions .....                                10,407,492
                                                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS ........................                               $29,729,579
                                                                                              ===========


----------
See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                             YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------
                                                                            1996                  1995
                                                                        -----------           -----------
OPERATIONS:
Net investment income .............................................     $19,322,087           $19,965,581
Net realized gain on investments ..................................       5,841,486            10,209,134
Net realized gain from foreign currency transactions ..............           7,433               124,087
Net change in unrealized appreciation/depreciation of investments .       3,571,125            40,389,728
Net change in unrealized appreciation on translation of assets and
   liabilities denominated in foreign currencies ..................         987,448              (316,625)
                                                                        -----------           -----------
Increase in net assets from operations ............................      29,729,579            70,371,905
                                                                        -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ..........................................................     (14,995,963)          (16,607,821)
 Class B ..........................................................         (55,035)                   --
 Class D ..........................................................      (3,480,362)           (3,554,476)


(Continued on page 16)

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                          YEAR ENDED DECEMBER 31,
                                                                                     ---------------------------------
                                                                                         1996                  1995
                                                                                      -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS (continued):
Net realized gain on investments:
 Class A ..........................................................                   $(1,799,539)         $(5,854,791)
 Class B ..........................................................                        (3,653)                   --
 Class D ..........................................................                      (494,274)          (1,589,987)
                                                                                      -----------          -----------
Decrease in net assets from distributions .........................                   (20,828,826)         (27,607,075)
                                                                                      -----------          -----------


                                                          SHARES
                                               ----------------------------
                                                 YEAR ENDED DECEMBER 31,
                                               ----------------------------
CAPITAL SHARE TRANSACTIONS:*                       1996               1995
                                               ----------          ---------
Net proceeds from sale of shares:
 Class A .............................          1,396,344          2,037,105           20,428,865           29,059,201
 Class B .............................            207,814                 --            3,024,908                   --
 Class D .............................            894,700          1,319,539           13,071,905           18,613,132
Investment of dividends:
 Class A .............................            702,268            769,996           10,180,313           10,950,044
 Class B .............................              2,581                 --               37,557                   --
 Class D .............................            193,834            193,425            2,804,770            2,746,592
Exchanged from associated Funds:
 Class A .............................          4,447,183          2,629,077           64,919,755           38,414,916
 Class B .............................             11,499                 --              170,381                   --
 Class D .............................            590,551            785,959            8,537,551           11,323,047
Shares issued in payment
of gain distributions:
 Class A .............................            102,587            340,918            1,470,077            4,950,128
 Class B .............................                222                 --                3,179                   --
 Class D .............................             30,841            104,206              441,057            1,509,952
                                              -----------         ----------         ------------         ------------
Total ................................          8,580,424          8,180,225          125,090,318          117,567,012
                                              -----------         ----------         ------------         ------------
Cost of shares repurchased:
 Class A .............................         (3,856,199)        (3,019,135)         (56,302,959)         (42,874,377)
 Class B .............................             (6,522)                --              (96,604)                  --
 Class D .............................         (1,261,567)          (921,962)         (18,398,148)         (13,046,572)
Exchanged into associated Funds:
 Class A .............................         (4,758,652)        (2,948,092)         (69,546,031)         (42,763,690)
 Class B .............................            (17,467)                --             (258,956)                  --
 Class D .............................           (903,445)          (765,462)         (13,186,394)         (10,940,934)
                                              -----------         ----------         ------------         ------------
Total ................................        (10,803,852)        (7,654,651)        (157,789,092)        (109,625,573)
                                              -----------         ----------         ------------         ------------
Increase (decrease) in net assets from
   capital share transactions ........         (2,223,428)           525,574          (32,698,774)           7,941,439
                                              ===========         ==========         ------------         ------------

Increase (decrease) in net assets............................................         (23,798,021)          50,706,269
NET ASSETS:
Beginning of year............................................................         405,007,603          354,301,334
                                                                                     ------------         ------------
End of year (including undistributed net investment income of $888,857
   and $131,568, respectively)...............................................        $381,209,582         $405,007,603
                                                                                     ============         ============


----------
*The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Income Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. The books and records of the Fund are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include

================================================================================
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


    distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. For the year ended December 31, 1996, purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, amounted to $368,614,741 and $396,826,373, re-spectively; purchases and sales of US Government obligations were $109,830,011 and $100,901,212, respectively.

    At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $42,173,903 and $10,268,056, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. Prior to January 1, 1996, the management fee rate was calculated on a sliding scale of 0.50% to 0.44%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Fund.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $65,484 from sales of Class A shares, after commissions of $503,183 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1996, fees incurred aggregated $728,014, or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements

================================================================================

--------------------------------------------------------------------------------

with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $10,198 and $843,823, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1996, such charges amounted to $23,156.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Dis-tributor received payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1996, was $7,616.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc. received commissions of $10,898 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $57,842, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $609,073 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    Fees of $15,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $102,376 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class' beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

    The total return based on net asset value measures each Class' performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

    Average commission rate paid represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.


                                                                                   CLASS A
                                                      ----------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------

                                                       1996o         1995o          1994o          1993          1992
                                                      ------        ------         ------          -----         -----
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of year.............      $14.63         $13.05          $14.58        $13.69         $12.45
                                                     ------         ------          ------        ------         ------
Net investment income..........................         .74            .76             .76           .75            .92
Net realized and unrealized
   investment gain (loss)......................         .38           1.89           (1.57)         1.40           1.21
Net realized and unrealized gain (loss) on
   foreign currency transactions...............         .04           (.01)            .03            --             --
                                                     ------         ------          ------        ------         ------
Increase (decrease) from investment
   operations..................................        1.16           2.64            (.78)         2.15           2.13
Dividends paid.................................        (.73)          (.78)           (.75)         (.75)          (.89)
Distributions from net gain realized...........        (.09)          (.28)             --          (.51)            --
                                                     ------         ------          ------        ------         ------
Net increase (decrease) in net asset value.....         .34           1.58           (1.53)          .89           1.24
                                                     ------         ------          ------        ------         ------
Net asset value, end of year...................      $14.97         $14.63          $13.05        $14.58         $13.69
                                                     ======         ======          ======        ======         ======
TOTAL RETURN BASED
  ON NET ASSET VALUE:                                  8.22%         20.60%          (5.43)%       15.98%         17.54%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.................        1.14%          1.00%           1.02%         1.03%           .84%
Net investment income to average net assets....        5.11%          5.38%           5.51%         5.29%          6.88%
Portfolio turnover.............................      125.92%        111.78%          66.62%        60.62%         70.43%
Average commission rate paid...................      $ .0361
Net assets, end of year (000s omitted).........     $296,291       $318,307        $286,355      $321,040       $213,007



----------
See footnotes on page 21.

================================================================================

--------------------------------------------------------------------------------


                                                     CLASS B                             CLASS D
                                                    ---------      ----------------------------------------------------
                                                     4/22/96*                                                   5/3/93*
                                                       TO                  YEAR ENDED DECEMBER 31,                TO
                                                                   -----------------------------------------
                                                    12/31/96o       1996o            1995o         1994o       12/31/93
                                                    ---------      ------           ------        ------       --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period...........      $14.43         $14.60          $13.01        $14.55         $14.42
                                                     ------         ------          ------        ------         ------
Net investment income..........................         .43            .63             .65           .65            .45
Net realized and unrealized
   investment gain (loss)......................         .59            .38            1.88         (1.57)           .69
Net realized and unrealized gain (loss) on
   foreign currency transactions...............         .05            .04            (.01)          .03             --
                                                     ------         ------          ------        ------         ------
Increase (decrease) from investment
   operations..................................        1.07           1.05            2.52          (.89)          1.14
Dividends paid.................................        (.46)          (.61)           (.65)         (.65)          (.50)
Distributions from net gain realized...........        (.09)          (.09)           (.28)           --           (.51)
                                                     ------         ------          ------        ------         ------
Net increase (decrease) in net asset value.....         .52            .35            1.59         (1.54)           .13
                                                     ------         ------          ------        ------         ------
Net asset value, end of period.................      $14.95         $14.95          $14.60        $13.01         $14.55
                                                     ======         ======          ======        ======         ======
TOTAL RETURN BASED
   ON NET ASSET VALUE: ........................        7.58%          7.43%          19.66%       (6.20)%          8.02%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.................        1.89%+         1.90%           1.79%         1.82%          1.84%+
Net investment income to average net assets....        4.36%+         4.37%           4.58%         4.74%          4.42%+
Portfolio turnover.............................      125.92%++      125.92%         111.78%        66.62%         60.62%+++
Average commission rate paid...................      $ .0361++      $ .0361
Net assets, end of period (000s omitted).......      $ 2,961        $81,957        $86,701        $67,946        $49,941


----------
  * Commencement of offering of shares.
  o Per share amounts for the periods ended December 31, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state- ments and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the Fund's custodian; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FRED E. BROWN
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
  at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3, 4
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR,
  J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

JAMES N. WHITSON 2, 4
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
  Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee



--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY


--------------------------------------------------------------------------------
Manager
J. & W. Seligman & Co.
  Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder  Services

(800) 445-1777      Retirement Plan
                    Services

(800) 622-4597      24-Hour Automated
                    Telephone Access
                    Service